SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): March 19, 1997




                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)


                         Commission file number 0-19635


            DELAWARE                                      33-0326866
 (State or other jurisdiction of           (IRS Employer Identification Number)
 incorporation or organization)



                 3550 GENERAL ATOMICS COURT, SAN DIEGO, CA 92121
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (619) 455-2700
              (Registrant's telephone number, including area code)

                               GENTA INCORPORATED

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS


Item 5.  Other Events

Signature

ITEM 5.  OTHER EVENTS

         On February 6, 1997, the Company announced that, effective February 7, 1997, the Company's Common Stock, formerly listed on The Nasdaq National Market, would be listed on The Nasdaq SmallCap Market via an exception from the bid price and capital and surplus requirements of The Nasdaq SmallCap Market. The Nasdaq Listing Qualifications Panel (the "Panel") granted the Company a temporary exception (the "Exception") from these standards subject to the Company's meeting certain conditions.

         By letter dated March 19, 1997, an Associate General Counsel of The Nasdaq Stock Market, Inc. informed the Company that the Nasdaq Hearing and Review Committee ("Review Committee") had called for review the Panel's decision, and that the Review Committee will likely issue its decision subsequent to the next general meeting of the NASD Board of Governors which is currently scheduled for June 26, 1997. The Company has been informed that the Review Committee may uphold, reverse or modify the Panel's decision in any manner it deems appropriate, and that the pendency of the Review Committee's review does not act as a stay of the Panel's decision.

         On April 11, 1997, the Company was notified that the Panel had determined to modify the terms of the Exception as follows (the "Revised Exception"). First, on or before April 15, 1997, the Company must make a public filing with the Securities and Exchange Commission (the "SEC") and Nasdaq evidencing minimum capital and surplus of $2,700,000. The filing must contain a February 28, 1997 balance sheet with pro forma adjustments for any significant transactions occurring on or before the filing date. Second, on or before May 7, 1997, the Company must provide Nasdaq with an April 30, 1997 balance sheet evidencing compliance with the $1,000,000 maintenance requirement for capital and surplus. Third, on or before June 9, 1997, the Company must provide Nasdaq with a May 31, 1997 balance sheet evidencing compliance with the $1,000,000 maintenance requirement for capital and surplus. Finally, on or before July 7, 1997, the Company must make a public filing with the SEC and Nasdaq containing a June 30, 1997 balance sheet with pro forma adjustments for any significant transactions occurring on or before the filing date. The filing must evidence a minimum of $6,000,000 in capital and surplus and compliance with all requirements for continued listing. The Panel has further informed the Company that in the event the Company fails to meet any of the terms of this Revised Exception, its securities will be immediately deleted from The Nasdaq Stock Market. The Company believes that it will be able to meet the terms of the Revised Exception. However, there can be no assurance that Nasdaq's capital and surplus requirements will be satisfied or that the Company will not fail to meet some other listing maintenance standard during the intervening period.

         In accordance with the Revised Exception, the Company's unaudited condensed consolidated balance sheet as at February 28, 1997, showing capital and surplus of $2,722,091, is included in this filing.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             GENTA INCORPORATED



Date:  April 15, 1997                        /s/Thomas H. Adams
                                             ----------------------
                                             Thomas H. Adams
                                             Chairman of the Board,
                                             Chief Executive Officer, and
                                             Acting Chief Financial Officer

                               GENTA INCORPORATED
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

                                                                                                       FEBRUARY 28,
                                            ASSETS                                                         1997
                                                                                                   ---------------------

Current assets:
   Cash and cash equivalents .....................................................................   $   1,886,949
   Trade accounts receivable .....................................................................         889,254
   Notes receivable from officers and employees ..................................................          62,000
   Inventories ...................................................................................       1,071,860
   Other current assets ..........................................................................         158,262
                                                                                                     -------------
Total current assets .............................................................................       4,068,325
                                                                                                     -------------
Property and equipment, net ......................................................................       3,431,986
Intangibles, net .................................................................................       4,009,083
Other assets, net ................................................................................       1,159,273
                                                                                                     -------------
                                                                                                     $  12,668,667
                                                                                                     =============

                          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable ..............................................................................   $   2,226,702
   Other accrued expenses ........................................................................       1,341,407
   Deferred revenue ..............................................................................         134,641
   Short term notes payable ......................................................................       3,350,000
   Current portion of notes payable and
      capital lease obligations ..................................................................         260,301
                                                                                                     -------------
Total current liabilities ........................................................................       7,313,051
                                                                                                     -------------
Notes payable, less current portion ..............................................................         990,365
Deficit in joint venture .........................................................................       1,643,160
Stockholders' equity:
   Preferred stock; 5,000,000 shares authorized:
      Series A convertible preferred stock, $.001 par value; 528,100 shares issued and outstanding
        at February 28, 1997 .....................................................................             528
      Series C convertible preferred stock, $.001 par value; 1,424 shares issued and
        outstanding at February 28, 1997 .........................................................               1
   Common stock, $.001 par value; 150,000,000 shares authorized; 39,991,626 shares
      issued and outstanding at February 28, 1997 ................................................          39,992
   Additional paid-in capital ....................................................................     108,403,272
   Accumulated deficit ...........................................................................    (109,726,538)
   Notes receivable from stockholders ............................................................         (49,976)
   Accrued dividends payable .....................................................................       4,054,812
                                                                                                     -------------
Total stockholders' equity .......................................................................       2,722,091
                                                                                                     -------------
                                                                                                     $  12,668,667
                                                                                                     ==============